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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 2, 2008

                            HAMPSHIRE GROUP, LIMITED
             (Exact name of Registrant as specified in its charter)

           Delaware                     000-20201              06-0967107
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
incorporation or organization)                              Identification No.)

       1924 Pearman Dairy Road Anderson, South Carolina              29625
           (Address of principal executive offices)               (Zip code)

                                 (864) 231-1200
               (Registrant's telephone number including area code)

                                 Not applicable
         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.05.   Costs Associated with Exit or Disposal Activities.

As previously disclosed in Hampshire Group, Limited's (the "Company") quarterly report on Form 10-Q for the period ended March 29, 2008, due to the continued weak retail environment, management undertook an evaluation of the Company's selling, general, and administrative expenses during the second quarter of 2008. The result of this evaluation was the initiation of a restructuring and cost reduction plan on May 2, 2008 that involves a net reduction of approximately 32 employees or 14% of the Company's workforce in the United States and includes the consolidation and relocation of some of its operations, which will lead to the closing of its Hauppauge, NY office. In addition to the reduction in workforce, the restructuring and cost reduction plan will eliminate certain non-payroll expenses. The centralization of the Company's women's divisions into one office in New York, the expanded capabilities of its Hong Kong based subsidiary, and the consolidation of certain back office functions into its South Carolina office will help facilitate the implementation of the plan. The restructuring and cost saving plan's impact on an annualized basis is estimated to be approximately $3.0 million with one-time costs of approximately $0.8 million, consisting mostly of one-time termination benefits, that will be recognized subsequent to March 29, 2008. As of June 2, 2008, the implementation of the restructuring and cost reduction plan is substantially complete.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                            HAMPSHIRE GROUP, LIMITED


                                   By:  /s/ Jonathan W. Norwood
                                        ----------------------------------------
                                        Name:  Jonathan W. Norwood
                                        Title: Vice President, Treasurer and
                                               Chief Financial Officer


Dated: June 2, 2008